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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

       Date of Report (Date of earliest event reported): January 2, 2002
             (Exact name of registrant as specified in its charter)

                  MORGAN STANLEY DEAN WITTER CAPITAL I INC.
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
           DELAWARE                            333-59060                               13-3291626
   (State or Other Jurisdiction         (Commission File Number)              (I.R.S. Employer Identification
          Incorporation)                                                                 Number)
                               ----------------------------------------------
                                            1585 Broadway
                                              2nd Floor
                                     New York, New York 10036
                                   (principal executive offices)
                                          (212) 761-4000
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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

                   On December 27, 2001, a single series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-TOP5 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN Amro Bank N.V., as fiscal agent, Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar, and Principal Capital Management, LLC, as primary servicer. The Certificates consist of twenty-one classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 143 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on December 1, 2001 (the "Cut-off Date"), an aggregate principal balance of


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$1,041,991,908 after taking into account all payments of principal due on the
Mortgage Loans on or before such date, whether or not received.

                   The Class A-1 Certificates have an initial Certificate Balance of $126,668,000. The Class A-2 Certificates have an initial Certificate Balance of $105,432,000. The Class A-3 Certificates have an initial Certificate Balance of $136,593,000. The Class A-4 Certificates have an initial Certificate Balance of $517,000,000. The Class B Certificates have an initial Certificate Balance of $31,259,000. The Class C Certificates have an initial Certificate Balance of $28,655,000. The Class X-1 Certificates have an initial Notional Amount of $1,041,991,908. The Class X-2 Certificates have an initial Notional Amount of $821,189,000. The Class D Certificates have an initial Certificate Balance of $10,420,000. The Class E Certificates have an initial Certificate Balance of $20,840,000. The Class F Certificates have an initial Certificate Balance of $13,025,000. The Class G Certificates have an initial Certificate Balance of $10,420,000. The Class H Certificates have an initial Certificate Balance of $10,420,000. The Class J Certificates have an initial Certificate Balance of $7,815,000. The Class K Certificates have an initial Certificate Balance of $5,210,000. The Class L Certificates have an initial Certificate Balance of $5,210,000. The Class M Certificates have an initial Certificate Balance of $2,604,000. The Class N Certificates have an initial Certificate Balance of $10,420,908. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Financial Statements of Business Acquired
                  Not applicable.

                  (b)      Pro Forma Financial Information
                  Not applicable.

                  (c)      Exhibits.
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                                       Exhibit No.
                                       of Item 601 of
Exhibit No.                            Regulation S-K         Description
-----------                            --------------         -----------
                                                              Pooling and Servicing Agreement dated as of December
4.1                                    4                      1, 2001, among Morgan Stanley Dean Witter Capital I
                                                              Inc. as depositor, Wells Fargo Bank, National
                                                              Association as master servicer, GMAC Commercial
                                                              Mortgage Corporation, as special servicer, LaSalle
                                                              Bank National Association, as trustee, ABN Amro Bank
                                                              N.V., as fiscal agent, Wells Fargo Bank Minnesota,
                                                              National Association, as paying agent and certificate
                                                              registrar, and Principal Capital Management, LLC, as
                                                              primary servicer

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:        January 2, 2002

MORGAN STANLEY DEAN WITTER CAPITAL I INC.

By:               /s/ Cecilia Tarrant
         ----------------------------
         Name:    Cecilia Tarrant
         Title:   Vice President





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